UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 15, 2019

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
Chicago Stock Exchange
1.375% Notes due 2019	IBM 19B	New York Stock Exchange
2.750% Notes due 2020	IBM 20B	New York Stock Exchange
1.875% Notes due 2020	IBM 20A	New York Stock Exchange
0.500% Notes due 2021	IBM 21B	New York Stock Exchange
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.25% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
8.375% Debentures due 2019	IBM 19	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.  Termination of a Material Definitive Agreement

On October 28, 2018, International Business Machines Corporation (“IBM”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Red Hat, Inc., a Delaware corporation (“Red Hat”), and Socrates Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of IBM (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Red Hat (the “Merger”), with Red Hat surviving the Merger and becoming a wholly owned subsidiary of IBM.

In connection with the financing of the Red Hat acquisition, IBM entered into a commitment letter (the “Commitment Letter”), dated as of October 28, 2018, with JPMorgan Chase Bank, N.A., Goldman Sachs Bank USA and Goldman Sachs Lending Partners LLC (collectively, the “Commitment Parties”), pursuant to which, and subject to the terms and conditions set forth therein, the Commitment Parties committed to provide a 364-day senior unsecured bridge term loan facility in an aggregate principal amount of up to $20 billion to fund the consideration for the Merger.

On May 15, 2019, IBM closed on, and received the net proceeds of, a multi-tranche debt offering in the total principal amount of $20 billion (the “Debt Offering”).  Following the receipt of the net proceeds from the Debt Offering, on May 15, 2019, and in accordance with the terms of the Commitment Letter, IBM notified the Commitment Parties of IBM’s termination of all commitments under the Commitment Letter.  No early termination penalties are associated with the termination of the Commitment Letter.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 17, 2019

	By:	/s/ Simon J. Beaumont
Simon J. Beaumont
Vice President and Treasurer

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